                       JOHN HANCOCK LIFE INSURANCE COMPANY
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         SUPPLEMENT DATED JUNE 25, 2007
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007


This Supplement is intended to supplement the statement of additional information ("Statement of Additional information") dated May 1, 2007 for John Hancock Variable Annuity Account U, the separate account of certain variable annuity contracts ("Contracts") issued by John Hancock Life Insurance Company (collectively, "we" "us," or "our"). The Statement of Additional Information provides additional information for, and is incorporated by reference into, the prospectuses entitled "ACCOMMODATOR" and "INDEPENDENCE, INDEPENDENCE PREFERRED, AND INDEPENDENCE 2000."

In the "Legal and Regulatory Matters" section of the Statement of Additional Information, we add the following information to the end of the section:

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.



--------------------------------------------------------------------------------
You should read this Supplement together with the Product Prospectus for the Contract you purchase and the Statement of Additional Information, and retain both for future reference. If you would like another copy of the Product Prospectus or the Statement of Additional Information, please contact our Annuities Service Office at 1-800-344-1029 (NY Contracts: 1-800-551-2078) to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Statement of Additional Information.
--------------------------------------------------------------------------------



                         SUPPLEMENT DATED JUNE 25, 2007



        002-38827
        033-34813